                             MindArrow Systems, Inc.
                            2000 STOCK INCENTIVE PLAN

                                                                                               Page
1. The Plan .................................................................................    1

   1.1  Purpose .............................................................................    1

   1.2  Administration and Authorization; Power and Procedure ...............................    1

   1.3  Participation .......................................................................    2

   1.4  Shares Available for Awards; Share Limits ...........................................    2

   1.5  No Transferability; Limited Exception to Transfer Restrictions ......................    3

   1.6  Acceptance of Notes to Finance Exercise/Purchase ....................................    4

2. Options ..................................................................................    5

   2.1  Option Grants .......................................................................    5

   2.2  Vesting; Term; Exercise Procedure ...................................................    5

   2.3  Option Price ........................................................................    6

   2.4  Limitations on Grant and Terms of Incentive Stock Options ...........................    7

   2.5  Limits on 10% Holders ...............................................................    8

   2.6  Effects of Termination of Employment; Termination of Subsidiary Status;
        Discretionary Provisions ............................................................    8

   2.7  Option Repricing/Cancellation and Regrant/Waiver of Restrictions ....................   10

   2.8  Options in Substitution for Stock Options Granted by Other Corporations .............   11

3. Restricted Stock Awards ..................................................................   11

   3.1  Grants ..............................................................................   11

   3.2  Award Agreement .....................................................................   11

   3.3  Vesting .............................................................................   11

   3.4  Term ................................................................................   11

   3.5  Purchase Price ......................................................................   12

   3.6  Stock Certificates; Fractional Shares ...............................................   12

   3.7  Restrictions ........................................................................   12

   3.8  Return to the Corporation ...........................................................   13

   3.9  Other Sections Applicable to Restricted Stock Awards ................................   13

   3.10 Waiver of Restrictions ..............................................................   13

4. Other Provisions .........................................................................   13

   4.1  Rights of Eligible Persons, Participants and Beneficiaries ..........................   13

   4.2  Adjustments; Acceleration ...........................................................   14

                                                                                               Page
   4.3  Compliance with Laws ................................................................   16

   4.4  Tax Withholding .....................................................................   18

   4.5  Plan and Award Amendments, Termination and Suspension ...............................   19

   4.6  Privileges of Stock Ownership .......................................................   20

   4.7  Effective Date of the Plan ..........................................................   20

   4.8  Term of the Plan ....................................................................   20

   4.9  Governing Law/Severability ..........................................................   20

   4.10 Captions ............................................................................   20

   4.11 Non-Exclusivity of Plan .............................................................   20

   4.12 No Restriction on Corporate Powers ..................................................   20

   4.13 Other Company Compensation or Benefit Programs ......................................   21

5. Definitions ..............................................................................   21

                                                                    EXHIBIT 10.9

                             MINDARROW SYSTEMS, INC.
                            2000 STOCK INCENTIVE PLAN

        As amended and restated to reflect the amendment approved by the Company's stockholders at the 2001 Annual Meeting.

1.   The Plan.
     --------

1.1  Purpose. The purpose of this Plan is to promote the success of the Company
     -------
     and the interests of its stockholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 5.

1.2  Administration and Authorization; Power and Procedure.
     -----------------------------------------------------

     1.2.1 Committee. This Plan will be administered by and all Awards will be
           ---------
           authorized by the Committee. Action of the Committee with respect to its authority under this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

     1.2.2 Plan Awards; Interpretation; Powers of Committee. Subject to the
           ------------------------------------------------
           express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

          (a) determine eligibility and the particular Eligible Persons who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, and the respective consequences thereof, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

          (d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
               Section 4.5;

          (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Sections 2.2.2 and 3.4;

          (g) determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

          (h) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.2.3 Binding Determinations. Any action taken by, or inaction of, the
           ----------------------
           Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4 Reliance on Experts. In making any determination or in taking or not
           -------------------
           taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

     1.2.5 Delegation. The Committee may delegate ministerial, non-discretionary
           ----------
           functions to individuals who are officers or employees of the Company.

     1.2.6 No Liability. No director, officer or agent of the Company will be
           ------------
           liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

1.3  Participation. Awards may be granted by the Committee only to those persons
     -------------
     that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4  Shares Available for Awards; Share Limits.
     -----------------------------------------

     1.4.1 Shares Available. Subject to the provisions of Section 4.2, the
           ----------------
           capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.4.2 Share Limits. The maximum number of shares of Common Stock that may
           ------------
           be delivered pursuant to Awards granted under this Plan will not exceed 2,000,000 shares (the "Share Limit"). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 1,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 1,000,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section
           1.4 and Section 4.2.

     1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards.
           ---------------------------------------------------------------
           Shares subject to outstanding Awards shall be reserved for issuance. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law (or the provisions of the Code, in the case of Incentive Stock Options) or the terms of this Plan, (or, in the case of Incentive Stock Options, the provisions of the Internal Revenue
           Code) be available for subsequent Awards under this Plan. Accordingly, shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of an Award) in respect of an Award shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan and the number of shares remaining subject to the Award.

1.5  No Transferability; Limited Exception to Transfer Restrictions.
     --------------------------------------------------------------

     1.5.1 Limit On Exercise and Transfer. Unless otherwise expressly provided
           ------------------------------
           in (or pursuant to) this Section 1.5, by applicable law and by the Award Agreement, as the same may be amended:

          (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

          (b)  Awards will be exercised only by the Participant; and

          (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

          In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

     1.5.2 Further Exceptions to Limits On Transfer. The exercise and transfer
           ----------------------------------------
           restrictions in Section 1.5.1 will not apply to:

          (a) transfers to the Corporation or, with the express written approval of the Committee, transfers by gift to "immediate family" as that term is defined in SEC Rule 16a-1(e) promulgated under the Exchange Act;

          (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

          (c) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative.

          Notwithstanding anything else in this Section 1.5.2 to the contrary, Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards.

1.6  Acceptance of Notes to Finance Exercise/Purchase. The Corporation may, with
     ------------------------------------------------
     the Committee's approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise, purchase or acquisition of any Award; provided that any such note shall be subject to the following terms and conditions:

     (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, purchase or acquisition of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, purchase or acquisition.

     (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

     (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

     (d) If the employment or services of the Participant by or to the Company terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Corporation by the Participant subsequent to such termination.

     (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

     (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board and under the Delaware Corporations Code, as then in effect.

2.   Options.
     -------

2.1  Option Grants.
     -------------

     2.1.1 Approval; Number of Shares. The Committee may grant one or more
           --------------------------
           Options under this Plan to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option.

     2.1.2 Award Agreement. Each Option will be evidenced by an Award Agreement
           ---------------
           signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant's spouse. The Award Agreement evidencing an Option shall contain the terms established by the Committee for that Option, as well as any other terms, provisions, or restrictions that the Committee may impose on the Option or any shares of Common Stock subject to the Option.

     2.1.3 Type of Options. The Committee will designate each Option granted
           ---------------
           under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option and such designation shall be set forth in the applicable Award Agreement. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code. Incentive Stock Options shall be subject to the provisions of Section 2.4 in addition to the provisions hereof applicable to Options generally.

2.2  Vesting; Term; Exercise Procedure.
     ---------------------------------

     2.2.1 Vesting. An Option may be exercised only to the extent that it is
           -------
           vested and exercisable. The Committee will determine the vesting and/or exercisability provisions of each Option, which provisions will be set forth in the applicable Award Agreement. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option. To the extent required to satisfy applicable securities laws and subject to Section 2.6, no Option (except an Option granted to an officer, director, or consultant of the Company) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted.

     2.2.2 Term. Each Option shall expire not more than 10 years after its date
           ----
           of grant. Each Option will be subject to earlier termination as provided in or pursuant to Sections 2.6 or 4.2. Any payment of cash or delivery of stock in payment of or pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

     2.2.3 Exercise Procedure. Any exercisable Option will be deemed to be
           ------------------
           exercised when the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.3.2 and Section 4.4 and any written statement required pursuant to Section 4.3.

     2.2.4 Fractional Shares/Minimum Issue. Fractional share interests will be
           -------------------------------
           disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

2.3  Option Price.
     ------------

     2.3.1 Pricing Limits. Subject to the following provisions of this Section
           --------------
           2.3.1, the Committee will determine the purchase price per share of the Common Stock covered by each Option (the "exercise price" of the Option) at the time of the grant of the Option, which purchase price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:
                                                            -------

          (a)  the par value of the Common Stock;

          (b)  in the case of a Nonqualified Stock Option and subject to clause
               (d) below, 85% of Fair Market Value of the Common Stock on the date of grant;

          (c)  in the case of an Incentive Stock Option and subject to clause
               (d) below, 100% of the Fair Market Value of the Common Stock on the date of grant; or

          (d) in the case of an Option (incentive or nonqualified) granted to a Participant described in Section 2.5, 110% of the Fair Market Value of the Common Stock on the date of grant.

     2.3.2 Payment Provisions. The Corporation will not be obligated to deliver
           ------------------
           certificates for the shares of Common Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 4.4 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any shares of Common Stock purchased on exercise of an Option must be paid in full at the time of each purchase in one or a combination of the following methods:

          (a)  in cash or by electronic funds transfer;

          (b) by certified or cashier's check payable to the order of the Corporation;

          (c) by notice and third party payment in such manner as may be authorized by the Committee;

          (d) by the delivery of shares of Common Stock already owned by the Participant; provided that the Committee may, in its absolute
                            --------
               discretion, limit the Participant's ability to exercise an Option by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least 6 months as of the date of delivery; or

          (e) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.6.

          Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

2.4  Limitations on Grant and Terms of Incentive Stock Options.
     ---------------------------------------------------------

     2.4.1 $100,000 Limit. To the extent that the aggregate "Fair Market Value"
           --------------
           of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as Nonqualified Stock Options) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.4.2 Other Code Limits. Incentive Stock Options may only be granted to
           -----------------
           employees of the Corporation or a Subsidiary that satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4.3 ISO Notice of Sale Requirement. Any Participant who exercises an
           ------------------------------
           Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired on such exercise if the sale or other transfer occurs
           (a) within one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

2.5  Limits on 10% Holders. No Option may be granted to any person who, at the
     ---------------------
     time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or a parent or subsidiary of the Corporation), unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and, in the case of an Incentive Stock Option grated to such a person, such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.6  Effects of Termination of Employment; Termination of Subsidiary Status;
     -----------------------------------------------------------------------
     Discretionary Provisions.
     ------------------------

     2.6.1 Dismissal for Cause. Unless otherwise provided in the Award Agreement
           -------------------
           and subject to earlier termination pursuant to or as contemplated by
           Section 2.2.2 or 4.2, if a Participant's employment by or service to the Company is terminated by the Company for Cause, the Participant's Option will terminate on the Participant's Severance Date, whether or not the Option is then vested and/or exercisable.

     2.6.2 Resignation. Unless otherwise provided in the Award Agreement
           -----------
           (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant voluntarily terminates his or her employment by or service to the Company (other than because of his or her Total Disability or Retirement):

          (a) the Participant will have until the date that is 30 days after the Participant's Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

          (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 30-day period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 30-day period.

    2.6.3 Layoff or Other Involuntary Termination. Unless otherwise provided in
          ---------------------------------------
          the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by
          Section 2.2.2 or 4.2, if a Participant is laid off or the Participant's employment by or service to the Company is otherwise terminated at the will of the Company (other than in circumstances constituting a termination because of death, Total Disability, Retirement, or a termination by the Company for Cause):

          (a) the Participant will have until the date that is three (3) months after the Participant's Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

          (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 3-month period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

    2.6.4 Death, Disability, or Retirement. Unless otherwise provided in the
          --------------------------------
          Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by
          Section 2.2.2 or 4.2, if a Participant's employment by or service to the Company terminates as a result of the Participant's Total Disability, death, or Retirement:

          (a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant's Total Disability or death, respectively), will have until the date that is 12 months after the Participant's Severance Date to exercise the Participant's Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

          (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 12-month period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

    2.6.5 Events Not Deemed a Termination of Employment. Unless Company policy
          ---------------------------------------------
          service relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Company or the Committee; provided
                                                                       --------
          that, unless reemployment upon theexpiration of such leave is
          ----
          guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Person on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Company may be suspended until the employees returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

    2.6.6 Effect of Change of Subsidiary Status. For purposes of this Plan and
          -------------------------------------
          any Award, if an entity ceases to be a Subsidiary, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

    2.6.7 Committee Discretion. Notwithstanding the foregoing provisions of
          --------------------
          this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than a discharge for Cause, the Committee may accelerate the vesting and exercisability of all or a portion of the Participant's Award, and/or, subject to the provisions of Sections 2.2.2 and 4.2, extend the exercisability period of the Participant's Option upon such terms as the Committee determines and as expressly set forth in or by amendment to the Award Agreement.

    2.6.8 Determination of Severance Date. Notwithstanding the definition of
          -------------------------------
          "Severance Date," the Committee may authorize by express provision in or pursuant to an Award an extension of the date of termination of the Participant's employment by or services to the Company if the Participant's status after grant of the Award changes from one category of Eligible Person to another (for example, employee to consultant or visa versa), or in other circumstances that the Committee deems appropriate).

    2.6.9 Termination of Consulting or Affiliate Services. If the Participant
          -----------------------------------------------
          is not an Eligible Employee or a director of the Corporation, and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Company notifies the Participant in writing that a termination of the Participant's services to the Company has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant's termination of services with the Company for purposes of this Plan shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

2.7  Option Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject
     ----------------------------------------------------------------
     to Section 1.4 and Section 4.5 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise price, the vesting schedule, the number of shares subject to, or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise price that is higher or lower than the exercise price of the original or prior Option, provide for a greater or lesser number of shares of Common Stock subject to the Option, or provide for a longer or shorter vesting or exercise period.

2.8  Options in Substitution for Stock Options Granted by Other Corporations.
     -----------------------------------------------------------------------
     Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.   Restricted Stock Awards.
     -----------------------

3.1  Grants. The Committee may grant one or more Restricted Stock Awards to any
     ------
     Eligible Person. Subject to the provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Restricted Stock Award. Each Restricted Stock Award will be evidenced by an Award Agreement signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant's spouse. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions thereon.

3.2  Award Agreement. Each Restricted Stock Award Agreement will specify the
     ---------------
     number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant for the shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions.

3.3  Vesting. The restrictions imposed on the shares of Common Stock subject to
     -------
     a Restricted Stock Award will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. To the extent required to satisfy applicable securities laws, the restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award (other than an Award granted to an officer, director, or consultant of the Company, which may include more restrictive provisions) shall lapse as to such shares, subject to Section 3.8, at a rate of at least 20% of the shares subject to the Award per year over the five years after the date the Award is granted.

3.4  Term. Any Restricted Stock Award shall either vest or be forfeited not more
     ----
     than 10 years after the date of grant. Each Restricted Stock Award will be subject to earlier termination as provided in or pursuant to Section 4.2. Any payment of cash or delivery of stock in payment for a Restricted Stock Award may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

3.5  Purchase Price.
     --------------

     3.5.1 Pricing Limits. Subject to the following provisions of this Section
           --------------
           3.5, the Committee will determine the purchase price per share of the Common Stock covered by each Restricted Stock Award at the time of grant of the Award. In no case will such purchase price be less than the greater of:

           (a) 85% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated; or

           (b) 100% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated, in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, its parent, or a Subsidiary.

     3.5.2 Payment Provisions. The Corporation will not be obligated to issue
           ------------------
           certificates evidencing shares of Restricted Stock pending the lapse of restrictions ("Restricted Shares') unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Committee, have been satisfied. The purchase price of any Restricted Shares must be paid in full at the time of the purchase in one or a combination of the methods set forth in clauses (a) through (e) in Section 2.3.2.

3.6  Stock Certificates; Fractional Shares. Stock certificates evidencing
     -------------------------------------
     Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 3.3 and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

3.7  Restrictions.
     ------------

     3.7.1 Pre-Vesting Restraints. Except as provided in Section 3.1, Restricted
           ----------------------
           Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     3.7.2 Dividend and Voting Rights. Unless otherwise provided in the
           --------------------------
           applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

     3.7.3 Cash Payments. The Award Agreement shall specify whether and to what
           -------------
           extent cash or other property received in respect of Restricted Shares must be returned

          (with or without an earnings factor) if the Restricted Shares fail to vest and must be returned to the Corporation in accordance with
          Section 3.8.

3.8  Return to the Corporation. Unless the Committee otherwise expressly
     -------------------------
     provides, Restricted Shares subject to a Participant's Restricted Stock Award that remain subject to restrictions at the time the Participant's employment by or service to the Company terminates, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be reacquired by the Corporation in such manner and on such terms as the Committee provides, which terms shall include return or repayment of the lower of the Fair Market Value or the original purchase price of the Restricted Shares, without interest, to the Participant to the extent not prohibited by law. The Restricted Stock Award shall specify any other terms r conditions of the repurchase if the Award fails to vest.

3.9  Other Sections Applicable to Restricted Stock Awards. The provisions of
     ----------------------------------------------------
     Sections 2.6.5 through 2.6.8 are applicable to Restricted Stock Awards as well as Options.

3.10 Waiver of Restrictions. Subject to Section 1.4 and 4.5 and the specific
     ----------------------
     limitations on Restricted Stock Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Restricted Stock Award granted under this Plan by amendment, by substitution of an outstanding Restricted Stock Award, by waiver or by other legally valid means.

4.   Other Provisions.
     ----------------

4.1  Rights of Eligible Persons, Participants and Beneficiaries.
     ----------------------------------------------------------

          4.1.1 Employment Status. Status as an Eligible Person will not be
                -----------------
                construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

          4.1.2 No Employment/Service Contract. Nothing contained in this Plan
                ------------------------------
                (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this
                Section 4.1.2, or in Section 4.2.2 or 4.12, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

          4.1.3 Plan Not Funded. Awards payable under this Plan will be payable
                ---------------
                in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

         4.1.4 Charter Documents. The Certificate of Incorporation and By-Laws
               -----------------
               of the Corporation, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

4.2  Adjustments; Acceleration.
     -------------------------

         4.2.1 Adjustments. Upon or in contemplation of any reclassification,
               -----------
               recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

               (a) proportionately adjust any or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, or

               (b) make provision for a settlement by a cash payment or for the substitution or exchange of any or all outstanding Awards for cash, securities or other property (or for other awards) based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

               The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options, but without limitation on other methodologies, the Committee may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise price of the Option to the extent of the then vested and exercisable shares subject to the Option. In the case of Restricted Shares, but without limiting other methodologies, the Committee may limit the payment to either (1) the purchase price previously paid by the Participant, or (2) the Fair Market Value of the shares, or (3) the price to be paid in the transaction for unrestricted shares.

               The Committee may make adjustments to and/or accelerate the exercisability of Options in a manner that disqualifies the Options as Incentive Stock Options without the written consent of the Option holders affected thereby.

               In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

         4.2.2 Acceleration of Awards Upon Change in Control. Subject to
               ---------------------------------------------
               Sections 4.2.3 through 4.2.6, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control
               Event:

               (a) each Option will become immediately vested and exercisable, and

               (b)  Restricted Stock will immediately vest free of restrictions.

               The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 4.2.4 through 4.2.6) not more than 30 days before or only upon the consummation of the event. Any acceleration of an Incentive Stock Option may disqualify the Option as an Incentive Stock Option and does not require the written consent of the holder of the Option, whether or not the holder is adversely affected thereby.

          4.2.3 Possible Early Termination of Accelerated Awards. Without any
                ------------------------------------------------
                limitation on the Committee's authority under Section 4.2.1, if the vesting of any Option under this Plan has been fully accelerated as required or permitted by Section 4.2.2 but is not exercised prior to (a) a dissolution of the Corporation, (b) an event described in Section 4.2.1 that the Corporation does not survive, or (c) the consummation of a Change in Control Event approved by the Board, the Option shall terminate, subject to any provision that has been expressly made by the Board or the Committee for the survival, substitution, assumption, exchange or other settlement of the Option.

          4.2.4 Possible Rescission of Acceleration. If the vesting of an Award
                -----------------------------------
                has been accelerated in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          4.2.5 Pooling Exception. Any discretion with respect to the events
                -----------------
                addressed in this Section 4.2, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

          4.2.6 Golden Parachute Limitations. Unless otherwise specified in an
                ----------------------------
                Award Agreement or otherwise authorized by the Board in the specific case, no vesting of or lapse or restrictions imposed on an Award will be accelerated under this Plan to an extent or in a manner that would result in payments that are not fully deductible by the Company for federal income tax purposes because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the Participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied any federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     4.3  Compliance with Laws.
          --------------------

          4.3.1 General. This Plan, the granting and vesting of Awards under
                -------
                this Plan, and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this

                Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

          4.3.2 Compliance with Securities Laws. No Participant shall sell,
                -------------------------------
                pledge or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 4.3 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

                (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

                (c) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

                Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Company make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Company.

          4.3.3 Share Legends. All certificates evidencing shares of Common
                -------------
                Stock issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

                "OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION."

                "THE SHARES ARE SUBJECT TO THE CORPORATION'S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE CORPORATION'S STOCK INCENTIVE PLAN AND AGREEMENTS WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."

          4.3.4 Delivery of Financial Statements. The Corporation shall deliver
                --------------------------------
                annually to Participants such financial statements of the Corporation as are required to satisfy applicable securities laws.

          4.3.5 Confidential Information. Any financial or other information
                ------------------------
                relating to the Corporation obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

     4.4  Tax Withholding.
          ---------------

          4.4.1 Tax Withholding. Upon any exercise, vesting, or payment of any
                ---------------
                Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

                (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

                (b) deduct from any amount payable to the Participant (or Personal Representative or Beneficiary, as the case may be) in cash or equivalent (in respect of an Award or otherwise) the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment; or

                (c) reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire shares held by the Participant at least 6 months) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

                The Committee may, in its sole discretion (subject to Section 4.3), grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

                In no event will the value of shares withheld under (c) above exceed the minimum amount of required withholding under applicable law.

          4.4.2 Tax Loans. If so provided in the Award Agreement or otherwise
                ---------
                authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in
                Section 4.4.1. Such a loan will be for a term not greater than 12 months and at a rate of interest and pursuant to such other terms and conditions as the Corporation may establish, subject to compliance with applicable law. Such a loan need not otherwise comply with the provisions of Section 2.3.3.

     4.5  Plan and Award Amendments, Termination and Suspension.
          -----------------------------------------------------

          4.5.1 Board Authorization. The Board may, at any time, terminate or,
                -------------------
                from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination or suspension of this Plan may extend beyond the date of such termination or suspension, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding upon or following the termination of this Plan.

          4.5.2 Stockholder Approval. This Plan and any amendment to this Plan
                --------------------
                shall be subject to stockholder approval to the extent then required under Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

          4.5.3 Amendments to Awards. Without limiting any other express
                --------------------
                authority of the Committee under but subject to the express limits of this Plan, the Committee by resolution or otherwise may make changes to the terms and conditions of Awards and the Plan.

          4.5.4 Limitations on Amendments to Plan and Awards. The Board and the
                --------------------------------------------
                Committee may not, without the written consent of the Participant affected thereby, amend, terminate or suspend this Plan in any manner materially adverse to the Participant's rights or benefits under an outstanding Award or amend the

                Participant's Award in any manner materially adverse to the Participant's rights or benefits thereunder. Changes contemplated by Section 4.2 or Section 4.5.5 do not and will not be deemed to constitute changes or amendments for purposes of this Section 4.5.

     4.6  Privileges of Stock Ownership. Except as otherwise expressly
          -----------------------------
          authorized by the Committee or this Plan or in the Award Agreement, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     4.7  Effective Date of the Plan. This Plan is effective upon the date of
          --------------------------
          its approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of Board approval.

     4.8  Term of the Plan. Unless earlier terminated by the Board, this Plan
          ----------------
          will terminate at the close of business on the day before the 10th anniversary of the Effective Date.

     4.9  Governing Law/Severability.
          --------------------------

          4.9.1 Choice of Law. This Plan, the Awards, all documents evidencing
                -------------
                Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

          4.9.2 Severability. If it is determined that any provision of this
                ------------
                Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

     4.10 Captions. Captions and headings are given to the sections and
          --------
          subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     4.11 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed
          -----------------------
          to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     4.12 No Restriction on Corporate Powers. The existence of the Plan, the
          ----------------------------------
          Award Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business;
          (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof; (d) any


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


          dissolution or liquidation of the Corporation or any Subsidiary; (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business; or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

     4.13 Other Company Compensation or Benefit Programs. Payments and other
          ----------------------------------------------
          benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or any Subsidiary.

5.   Definitions.
     -----------

"Award" means an award of any Option or Restricted Stock, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"Award Agreement" means any writing, approved by the Committee, setting forth the terms of an Award that has been duly authorized and approved.

"Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

"Beneficiary" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"Board" means the Board of Directors of the Corporation.

"Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a "for cause" termination has on the Participant's stock options and/or restricted stock awards) a termination of employment or service based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

     (a) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; or

     (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

     (c) has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); or

     (d) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

     (e) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; or

     (f) has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

"Change in Control Event" means any of the following:

     (a) Approval by the Board and by stockholders of the Corporation (or, if no stockholder approval is required, by the Board alone) of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (b) below;

     (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination,
                         ------
          more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; and (2) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business

          Combination, except to the extent that such ownership existed prior to the Business Combination; or

     (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, or (3) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (b) above.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Commission" means the Securities and Exchange Commission.

"Committee" means the Board or one or more committees of director(s) appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such greater number of directors as may be required under applicable law.

"Common Stock" means the shares of the Corporation's Common Stock, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 4.2 of this Plan.

"Company" means the Corporation and its Subsidiaries.

"Corporation" means MindArrow Systems, Inc., a Delaware corporation, and its successors.

"Eligible Employee" means an officer (whether or not a director) or employee of the Company.

"Eligible Person" means an Eligible Employee, or any Other Eligible Person, designated by the Committee in its discretion.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Excluded Person" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) the Company, (c) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity, or (d) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the Common Stock on the Effective Date (or an affiliate, successor, heir, descendant, or related party of or to such person).

"Fair Market Value" on any date means:

     (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

     (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

     (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

     (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"Nonqualified Stock Option" means an Option that is not an incentive stock option within the meaning of Section 442 of the code and includes an Option designated as a Nonqualified Stock Option and any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

"Option" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Corporation or a Subsidiary as a Nonqualified Stock Option or an Incentive Stock Option.

"Other Eligible Person" means any director of, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in
                                    ---- ----
connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to, the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (a) the Corporation's eligibility to rely on the Rule 701 from registration under the Securities Act for the offering of shares issuable under this Plan by the Company, or (b) the Corporation's compliance with any other applicable laws.

"Participant" means an Eligible Person who has been granted and holds an Award under this Plan.

"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"Plan" means this MindArrow Systems, Inc. 2000 Stock Incentive Plan, as it may hereafter be amended from time to time.

"Public Offering Date" means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

"Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

"Retirement" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of employment with the Company, or (b) age 65.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Severance Date" means (a) in the case of an Award granted to an Eligible Employee, the date the Eligible Employee's employment by the Company terminates for any reason whatsoever, (b) in the case of an Award granted to an Other Eligible Person who is a director of the Corporation, the date the director ceases to be a director of the Corporation for any reason whatsoever, or (c) in the case of any other Other Eligible Person, the date the person's services to the Company terminate for any reason whatsoever.

"Severance Date" means the date the Participant's employment by or services to the Company terminate (for any reason whatsoever).

"Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

"Total Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.